Exhibit 10.25.2

From: Bank of America, N.A. c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated One Bryant Park New York, NY 10036 Attn: Robert Stewart Telephone No.: (646) 855-0711 Facsimile No.: (646) 822-5618
October 31, 2017
To: Teleflex Incorporated 550 East Swedesford Road Suite 400 Wayne PA 19087 Attention: Thomas Powell Telephone No.: (610) 225-6800 Facsimile No.: (610) 225-8789

Re:    Amendment to Issuer Warrant Transaction

This letter agreement (this “Amendment”) amends the terms and conditions of the transaction (the “Transaction”) evidenced by the letter agreement re: Issuer Warrant Transaction between Bank of America, N.A. (“Dealer”) and Teleflex Incorporated (“Company”) dated as of August 3, 2010 (as amended or modified prior to the date hereof, the “Confirmation”).

1.    Definitions. Capitalized terms used herein without definition shall have the meanings assigned to them in the Confirmation.

2.    Representations and Warranties. Each party represents to the other party that:

(a)it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation;

(b)it has the power to execute and deliver, and perform its obligations under, this Amendment, and has taken all necessary action to authorize such execution, delivery and performance;

(c)such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

(d)all governmental and other consents that are required to have been obtained by it with respect to this Amendment have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

(e)its obligations under this Amendment constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

3.    Amendment. Notwithstanding anything to the contrary in the Confirmation or the Equity Definitions:

(a)any deliveries of Shares and payments of Fractional Share Amounts in respect of Expiration Dates and related Settlement Dates expected to occur as of the date hereof shall instead be aggregated and occur as set forth below:

Expiration Settlement Date Date
11/1/2017 11/6/2017
11/2/2017 11/6/2017
11/3/2017 11/6/2017
11/6/2017 11/13/2017
11/7/2017 11/13/2017
11/8/2017 11/13/2017
11/9/2017 11/13/2017
11/10/2017 11/13/2017
11/13/2017 11/14/2017
11/14/2017 11/15/2017
11/15/2017 11/16/2017
11/16/2017 11/17/2017
11/17/2017 11/20/2017
11/20/2017 11/27/2017
11/21/2017 11/27/2017
11/22/2017 11/27/2017
11/24/2017 11/27/2017
11/27/2017 12/4/2017
11/28/2017 12/4/2017
11/29/2017 12/4/2017
11/30/2017 12/4/2017
12/1/2017 12/4/2017
12/4/2017 12/11/2017
12/5/2017 12/11/2017
12/6/2017 12/11/2017
12/7/2017 12/11/2017
12/8/2017 12/11/2017
12/11/2017 12/18/2017
12/12/2017 12/18/2017
12/13/2017 12/18/2017
12/14/2017 12/18/2017
12/15/2017 12/18/2017
12/18/2017 12/26/2017
12/19/2017 12/26/2017
12/20/2017 12/26/2017
12/21/2017 12/26/2017
12/22/2017 12/26/2017
12/26/2017 1/2/2018
12/27/2017 1/2/2018
12/28/2017 1/2/2018
12/29/2017 1/2/2018

1/2/2018 1/8/2018
1/3/2018 1/8/2018
1/4/2018 1/8/2018
1/5/2018 1/8/2018
1/8/2018 1/16/2018
1/9/2018 1/16/2018
1/10/2018 1/16/2018
1/11/2018 1/16/2018
1/12/2018 1/16/2018
1/16/2018 1/22/2018
1/17/2018 1/22/2018
1/18/2018 1/22/2018
1/19/2018 1/22/2018
1/22/2018 1/29/2018
1/23/2018 1/29/2018
1/24/2018 1/29/2018
1/25/2018 1/29/2018
1/26/2018 1/29/2018
1/29/2018 2/5/2018
1/30/2018 2/5/2018
1/31/2018 2/5/2018
2/1/2018 2/5/2018
2/2/2018 2/5/2018
2/5/2018 2/12/2018
2/6/2018 2/12/2018
2/7/2018 2/12/2018
2/8/2018 2/12/2018
2/9/2018 2/12/2018
2/12/2018 2/20/2018
2/13/2018 2/20/2018
2/14/2018 2/20/2018
2/15/2018 2/20/2018
2/16/2018 2/20/2018
2/20/2018 2/26/2018
2/21/2018 2/26/2018
2/22/2018 2/26/2018
2/23/2018 2/26/2018
2/26/2018 2/27/2018
2/27/2018 2/28/2018
2/28/2018 3/1/2018
3/1/2018 3/2/2018
3/2/2018 3/5/2018
3/26/2018 4/2/2018

3/27/2018 4/2/2018
3/28/2018 4/2/2018
3/29/2018 4/2/2018
4/2/2018 4/9/2018
4/3/2018 4/9/2018
4/4/2018 4/9/2018
4/5/2018 4/9/2018
4/6/2018 4/9/2018
4/9/2018 4/16/2018
4/10/2018 4/16/2018
4/11/2018 4/16/2018
4/12/2018 4/16/2018
4/13/2018 4/16/2018
4/16/2018 4/23/2018
4/17/2018 4/23/2018
4/18/2018 4/23/2018
4/19/2018 4/23/2018
4/20/2018 4/23/2018
4/23/2018 4/30/2018
4/24/2018 4/30/2018
4/25/2018 4/30/2018
4/26/2018 4/30/2018
5/18/2018 5/21/2018
5/21/2018 5/29/2018
5/22/2018 5/29/2018
5/23/2018 5/29/2018
5/24/2018 5/29/2018
5/25/2018 5/29/2018
5/29/2018 6/4/2018
5/30/2018 6/4/2018
5/31/2018 6/4/2018
6/1/2018 6/4/2018
6/4/2018 6/11/2018
6/5/2018 6/11/2018
6/6/2018 6/11/2018
6/7/2018 6/11/2018
6/8/2018 6/11/2018
6/11/2018 6/18/2018
6/12/2018 6/18/2018
6/13/2018 6/18/2018
6/14/2018 6/18/2018
6/15/2018 6/18/2018
6/18/2018 6/25/2018

6/19/2018 6/25/2018
6/20/2018 6/25/2018
6/21/2018 6/25/2018
6/22/2018 6/25/2018
6/25/2018 7/2/2018
6/26/2018 7/2/2018
6/27/2018 7/2/2018
6/28/2018 7/2/2018
6/29/2018 7/2/2018
7/2/2018 7/9/2018
7/3/2018 7/9/2018
7/5/2018 7/9/2018
7/6/2018 7/9/2018
7/9/2018 7/16/2018
7/10/2018 7/16/2018
7/11/2018 7/16/2018
7/12/2018 7/16/2018
7/13/2018 7/16/2018
7/16/2018 7/23/2018
7/17/2018 7/23/2018
7/18/2018 7/23/2018
7/19/2018 7/23/2018
7/20/2018 7/23/2018
7/23/2018 7/30/2018
7/24/2018 7/30/2018
7/25/2018 7/30/2018
7/26/2018 7/30/2018
7/27/2018 7/30/2018
7/30/2018 8/6/2018
7/31/2018 8/6/2018
8/1/2018 8/6/2018
8/2/2018 8/6/2018
8/3/2018 8/6/2018
8/6/2018 8/13/2018
8/7/2018 8/13/2018
8/8/2018 8/13/2018
8/9/2018 8/13/2018
8/10/2018 8/13/2018
8/13/2018 8/14/2018
8/14/2018 8/15/2018
8/15/2018 8/16/2018
8/16/2018 8/17/2018
8/17/2018 8/20/2018

8/20/2018 8/27/2018
8/21/2018 8/27/2018
8/22/2018 8/27/2018
8/23/2018 8/27/2018
8/24/2018 8/27/2018
8/27/2018 9/4/2018
8/28/2018 9/4/2018
8/29/2018 9/4/2018
8/30/2018 9/4/2018
8/31/2018 9/4/2018

4.    No Other Changes. Except as expressly set forth herein, all of the terms and conditions of the Confirmation shall remain in full force and effect, including, but not limited to, Dealer’s right to add Expiration Dates pursuant to the “Extension of Settlement” or “Expiration Date” provisions, in which case settlement in respect of such additional dates shall occur in accordance with the terms of the Confirmation.

5.    No Reliance. Each of Company and Dealer hereby confirms that it has relied on the advice of its own counsel and other advisors (to the extent it deems appropriate) with respect to any legal, tax, accounting, or regulatory consequences of this Amendment, that it has not relied on the other party or such other party’s affiliates in any respect in connection therewith, and that it will not hold the other party or such other party’s affiliates accountable for any such consequences.

6.    Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.

7.    Governing Law. The provisions of this Amendment shall be governed by the laws of the State of New York law (without reference to choice of law doctrine).

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning by email to chris.hutmaker@baml.com.

Very truly yours,

Bank of America, N.A. By: /s/ Christopher A. Hutmaker Authorized Signatory Name: Christopher A. Hutmaker Managing Director

Accepted and confirmed as of the date set forth above: Teleflex Incorporated By: /s/ Jake Elguicze Authorized Signatory Name: Jake Elguicze Treasurer and Vice President of Investor Relations

[Signature Page to Amendment to Warrant Confirmation]